                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                        Title                  Date
---------                             ---------------------------   ------------


/s/ Brian A. Murdock                  Chief Executive Officer and   June 7, 2007
-----------------------------------   Trustee/Director
Brian A. Murdock

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in her name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                        Title                  Date
---------                            -----------------------------  ------------


/s/ Susan B. Kerley                  Chairman and Trustee/Director  June 7, 2007
-----------------------------------
Susan B. Kerley

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                        Title                  Date
---------                             ---------------------------   ------------


/s/ Peter Meenan                      Trustee/Director              June 7, 2007
-----------------------------------
Peter Meenan

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                        Title                  Date
---------                             ---------------------------   ------------


/s/ Richard H. Nolan, Jr.             Trustee/Director              June 7, 2007
-----------------------------------
Richard H. Nolan, Jr.

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                        Title                  Date
---------                             ---------------------------   ------------


/s/ Roman L. Weil                     Trustee/Director              June 7, 2007
-----------------------------------
Roman L. Weil

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                        Title                  Date
---------                             ---------------------------   ------------


/s/ John A. Weisser, Jr.              Trustee/Director              June 7, 2007
-----------------------------------
John A. Weisser, Jr.

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                        Title                  Date
---------                             ---------------------------   ------------


/s/ Alan R. Latshaw                   Trustee/Director              June 7, 2007
-----------------------------------
Alan R. Latshaw

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                        Title                  Date
---------                             ---------------------------   ------------


/s/ Richard S. Trutanic               Trustee/Director              June 7, 2007
-----------------------------------
Richard S. Trutanic

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                        Title                  Date
---------                             ---------------------------   ------------


/s/ Stephen P. Fisher                 President                     June 7, 2007
-----------------------------------
Stephen P. Fisher

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                        Title                  Date
---------                             ---------------------------   ------------


/s/ Jack Benintende                   Treasurer and Principal       June 7, 2007
-----------------------------------   Financial and Accounting
Jack Benintende                       Officer